Exhibit 10.1

Execution Version

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT, dated as of June 30, 2014 (this “Amendment Agreement”), is entered into by and among ACTAVIS CAPITAL S.À R.L. (f/k/a ACTAVIS WC HOLDING S.À R.L.), a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand-Duchy of Luxembourg having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, registered with the Luxembourg Registrar of Commerce and Companies under number B 178.410 and having a share capital $171,656 (the “Borrower”), ACTAVIS, INC., a Nevada corporation (“Actavis”), ACTAVIS PLC, a public limited company organized under the Laws of Ireland (“Ultimate Parent”), the Lenders under the Existing Revolving Credit Agreement (as defined below) that are party hereto (such Lenders, the “Consenting Lenders”, and together with the other Lenders, if any, under the Existing Revolving Credit Agreement that are not party hereto (such other Lenders that are not party hereto, the “Non-Consenting Lenders”), the “Existing Lenders”), the Eligible Assignees party hereto that are not Existing Lenders (the “New Lenders”), and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender.

PRELIMINARY STATEMENTS:

(1) The Borrower, Actavis, Ultimate Parent, the Existing Lenders, the Administrative Agent and the other entities party thereto entered into that certain Amended and Restated Actavis Revolving Credit and Guaranty Agreement, dated as of October 1, 2013 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Revolving Credit Agreement”);

(2) The Borrower, Actavis and Ultimate Parent have requested to amend and restate the Existing Revolving Credit Agreement in the form of the Second Amended and Restated Actavis Revolving Credit and Guaranty Agreement attached as Annex A hereto (the “Second Amended ACT Revolving Credit Agreement”);

(3) The extension of the Maturity Date as contemplated by the Second Amended ACT Revolving Credit Agreement requires the consent of each Existing Lender with a Commitment directly affected thereby and the L/C Issuer pursuant to Section 11.01 of the Existing Revolving Credit Agreement, and the other amendments contemplated by the Second Amended ACT Revolving Credit Agreement require the consent of the Required Lenders and the L/C Issuer pursuant to Section 11.01 of the Existing Revolving Credit Agreement;

(4) The Consenting Lenders, the New Lenders, the L/C Issuer and the Administrative Agent are willing to amend the Existing Revolving Credit Agreement (including all exhibits and schedules thereto) in the form of the Second Amended ACT Revolving Credit Agreement upon the terms and conditions set forth herein;

(5) The New Lenders and certain of the Consenting Lenders have agreed to assume a portion of the Loans and Commitments of certain of the other Existing Lenders pursuant to Section 2 below; and

(6) In accordance with 11.01 and 11.06 of the Existing Revolving Credit Agreement, the Administrative Agent, the Consenting Lenders, the New Lenders, the L/C Issuer, the Borrower, Actavis and Parent have each agreed, subject to the terms and conditions stated below, to the transactions described herein.

NOW, THEREFORE, in consideration of the premises and in order to induce the parties hereto to enter into the transactions described herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Administrative Agent, the Consenting Lenders, the New Lenders, the L/C Issuer, the Borrower, Actavis and Ultimate Parent hereby agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Existing Revolving Credit Agreement.

SECTION 2. Reallocation of Commitments. The New Lenders and certain of the Consenting Lenders have agreed that, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 below, the commitments of such parties shall be reallocated as set forth on Schedule I hereto, as evidenced by such New Lender’s and Consenting Lender’s, as the case may be, execution and delivery of this Amendment Agreement (which will also be deemed to be its execution and delivery of an Assignment and Assumption substantially in the form of Exhibit B to the Existing Revolving Credit Agreement as an “Assignee” as defined therein and thereunder, agreeing in such capacity to all the terms therein applicable to it). The Administrative Agent agrees that notwithstanding the provisions of Section 11.06(b)(iv) of the Existing Revolving Credit Agreement, the parties hereto shall not be required to pay to the Administrative Agent any assignment fee in connection with such assignment. Each Consenting Lender and each New Lender hereby agrees that, with respect to any Assignment and Assumption entered into by such Lender on and after the effectiveness of this Amendment Agreement, each assignee thereunder shall expressly agree to be a Consenting Lender for purposes of this Amendment Agreement, and shall be evidenced by an Assignment and Acceptance in the form attached as Annex B hereto.

SECTION 3. Amendment and Restatement of the Existing Revolving Credit Agreement. The Administrative Agent, each Consenting Lender, each New Lender, the L/C Issuer, the Borrower, Actavis and Ultimate Parent hereby agree that, subject solely to satisfaction (or waiver) of the conditions precedent set forth in Section 4 below, the Existing Revolving Credit Agreement is amended and restated in full as set forth in the form of the Second Amended ACT Revolving Credit Agreement and shall be replaced and superseded in all respects by the terms and provisions of the Second Amended ACT Revolving Credit Agreement. The Administrative Agent is directed to date and execute the Second Amended ACT Revolving Credit Agreement for and on behalf of the Lenders, the L/C Issuer and the Swing Line Lender (each, as defined in the Second Amended ACT Revolving Credit Agreement). The Commitments, and the percentage of Commitments and Loans held by each Lender under the Second Amended ACT Revolving Credit Agreement is the percentage opposite such Lender’s name as set forth on Schedule 1 hereto, unless such amount is adjusted from time to time prior to the Closing Date (as defined in the Second Amended ACT Revolving Credit Agreement) in accordance with this Amendment Agreement and the Existing Revolving Credit Agreement.

SECTION 4. Conditions of Effectiveness. This Amendment Agreement and the commitment of each Consenting Lender and New Lender, as applicable, to replace each Non-Consenting Lender pursuant to Sections 3.06(b) and 10.13 of the Existing Revolving Credit Agreement and Section 2 of this Amendment Agreement shall become effective upon receipt by the Administrative Agent of:

(i) executed counterparts of this Amendment Agreement by a Responsible Officer of each of the Borrower, Actavis, and Ultimate Parent and a duly authorized officer of (w) the Administrative Agent, (x) each Consenting Lender, (y) each of the New Lenders and (z) the L/C Issuer;

(ii) a certificate signed by a Responsible Officer of Ultimate Parent certifying that, on and as of the date hereof, (A) the representations and warranties contained in Article V of the Second Amended ACT Revolving Credit Agreement shall be true and correct and (B) no Default has occurred and is continuing;

(iii) a certificate signed by a Responsible Officer of the Borrower (A) certifying and attaching the resolutions adopted by the Borrower authorizing the execution and delivery of this Amendment Agreement and the performance of the Second Amended ACT Revolving Credit Agreement, (B) certifying as to the incumbency and specimen signature of each Responsible Officer executing this Amendment Agreement, (C) attaching a good standing certificate (or the local equivalent) and a certificate of incorporation evidencing that the Borrower is validly existing and in good standing (or the local equivalent) in its jurisdiction of organization and (D) certifying and attaching a true and complete copy of the Organization Documents of the Borrower;

(iv) a Subsidiary Guarantor Counterpart (as defined in the Second Amended ACT Revolving Credit Agreement), executed by a Responsible Officer of Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, registered with the Luxembourg Registrar of Commerce and Companies under number B 187.310 with a share capital of $20,000 (“Actavis SCS”);

(v) a certificate signed by a Responsible Officer of Actavis SCS (A) certifying and attaching the resolutions adopted by Actavis SCS authorizing the execution, delivery and performance of the Loan Documents to which it is or is to be a party pursuant to the Second Amended ACT Revolving Credit Agreement, (B) certifying as to the incumbency and specimen signature of each Responsible Officer executing the Loan Documents to which it is or is to be a party, (C) attaching a good standing certificate (or the local equivalent) and a certificate of incorporation (or the local equivalent) evidencing that Actavis SCS is validly existing and in good standing (or the local equivalent) in its jurisdiction of organization and (D) certifying and attaching a true and complete copy of the Organization Documents of Actavis SCS;

(vi) an executed legal opinion of (A) Latham & Watkins, LLP, special New York counsel for the Borrower, addressed to the Administrative Agent and each Lender under the Second Amended ACT Revolving Credit Agreement and dated the date hereof, substantially in the form attached as Exhibit J-1 to the Second Amended ACT Revolving Credit Agreement and (B) Loyens & Loeff Luxembourg S.à r.l., special Luxembourg counsel for the Borrower and Actavis SCS, addressed to the Administrative Agent and each Lender under the Second Amended ACT Revolving Credit Agreement and dated the date hereof, substantially in the form attached as Exhibit J-3 to the Second Amended ACT Revolving Credit Agreement; and

(vii) confirmation that all fees due and payable pursuant to the Second Amended ACT Revolving Credit Agreement have been paid.

Upon such effectiveness, (i) this Amendment Agreement shall be a binding agreement between the parties hereto and their permitted assigns under the Existing Revolving Credit Agreement, and (ii) each party hereto agrees that their commitments and consents to this Amendment Agreement, once delivered, are irrevocable and may not be withdrawn. The Administrative Agent shall promptly notify Ultimate Parent, the Lenders and the L/C Issuer of the Amendment Effective Date in writing, and such notice shall be conclusive and binding.

SECTION 5. Representations and Warranties. Each of the Borrower, Ultimate Parent and Actavis hereby represents and warrants, on and as of the date hereof, that (i) the execution, delivery and performance by it of this Amendment Agreement has been duly authorized by all necessary corporate action, and (ii) this Amendment Agreement has been duly executed and delivered by it and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and the effect of general principals of equity, whether applied by a court of law or equity.

SECTION 6. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or other form of written electronic communication of an executed counterpart of a signature page to this Amendment Agreement shall be effective as delivery of an original executed counterpart of this Amendment Agreement.

SECTION 7. Governing Law. This Amendment Agreement will be governed by, and construed in accordance with, the law of the State of New York.

SECTION 8. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9. Jurisdiction; Consent to Service of Process.

(a) Each party hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party hereto or any related party of the foregoing in any way relating to this Amendment Agreement or the transactions relating hereto, in any forum other than the courts of the state of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in and such New York State Court or, to the fullest extent permitted by applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Amendment Agreement will affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment Agreement or any of the transactions contemplated hereby against Ultimate Parent or its properties in the courts of any jurisdiction for the purpose of enforcement of a judgment.

(b) Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment Agreement or any of the transactions contemplated hereby in any court referred to in Section 9(a) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ACTAVIS CAPITAL S.À R.L., as the Borrower

By:	/s/ Stephen M. Kaufhold
Name: Stephen M. Kaufhold
Title: Authorized Signatory

By:	/s/ Patrick van Denzen
Name: Patrick van Denzen
Title: Manager B and authorized signatory

ACTAVIS, INC.

By:	/s/ David A. Buchen
Name: David A. Buchen
Title: Chief Legal Officer — Global and Secretary

ACTAVIS PLC

By:	/s/ David A. Buchen
Name: David A. Buchen
Title: Chief Legal Officer — Global and Secretary

Signature Page to Revolving Credit Amendment Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Robert Rittelmeyer
Name:	Robert Rittelmeyer
Title:	Vice President

BANK OF AMERICA, N.A., as Consenting Lender, L/C Issuer and Swing Line Lender

By:	/s/ Robert LaPorte
Name:	Robert LaPorte
Title:	Director

Signature Page to Revolving Credit Amendment Agreement

Wells Fargo Bank, N.A.,
as Consenting Lender

By	/s/ Kirk Tesch
Name:	Kirk Tesch
Title:	Director

Signature Page to Revolving Credit Amendment Agreement

BARCLAYS BANK PLC,
as Consenting Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

Signature Page to Revolving Credit Amendment Agreement

JPMorgan Chase Bank, N.A.,
as Consenting Lender only for purposes of the extension of the Maturity Date (which required the consent of each Lender) and not for purposes of the remainder of the changes implemented by the Second Amended ACT Revolving Credit Agreement (which require the consent of the Required Lenders)

By:	/s/ Philip Mousin
Name:	Philip Mousin
Title:	Credit Executive

Signature Page to Revolving Credit Amendment Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as Consenting Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Revolving Credit Amendment Agreement

Mizuho Bank (USA),
as Consenting Lender

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

Signature Page to Revolving Credit Amendment Agreement

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
as Consenting Lender

By:	/s/ Jaime Sussman
Name:	Jaime Sussman
Title:	VP

Signature Page to Revolving Credit Amendment Agreement

DNB CAPITAL LLC
as Consenting Lender

By:	/s/ Thomas Tangen
Name:	Thomas Tangen
Title:	Senior Vice President

By:	/s/ Kristie Li
Name:	Kristie Li
Title:	First Vice President

Signature Page to Revolving Credit Amendment Agreement

HSBC Bank USA, N.A.,
as Consenting Lender

By:	/s/ Robert Moravec
Name:	Robert Moravec
Title:	Global Relationship Manager

Signature Page to Revolving Credit Amendment Agreement

The Royal Bank of Scotland plc,
as Consenting Lender

By:	/s/ William McGinty
Name:	William McGinty
Title:	Director

Signature Page to Revolving Credit Amendment Agreement

U.S. Bank National Association,
as Consenting Lender

By:	/s/ Joseph M. Schnorr
Name:	Joseph M. Schnorr
Title:	Senior Vice President

Signature Page to Revolving Credit Amendment Agreement

AUSTRALIA NEW ZEALAND BANKING GROUP LIMITED,
as Consenting Lender

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

Signature Page to Revolving Credit Amendment Agreement

LLOYDS BANK PLC,
as Consenting Lender

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President – G011

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President – P003

Signature Page to Revolving Credit Amendment Agreement

Sumitomo Mitsui Banking Corporation,
as Consenting Lender

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

Signature Page to Revolving Credit Amendment Agreement

TD Bank, N.A.,
as Consenting Lender

By:	/s/ Shivani Agarwal
Name:	Shivani Agarwal
Title:	Senior Vice President

Signature Page to Revolving Credit Amendment Agreement

SANTANDER BANK, N.A.
as New Lender

By:	/s/ John W. Deegan
Name:	John W. Deegan
Title:	Senior Vice President

Signature Page to Revolving Credit Amendment Agreement

Annex A

to the Revolving Credit Amendment Agreement

Annex A

[Form of Second Amended ACT Revolving Credit Agreement]

See attached.

Annex B

to the Revolving Credit Amendment Agreement

Annex B

[Form of Assignment and Assumption]

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the Credit Agreement (including, without limitation, the Letters of Credit and the Swing Line Loans) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

By accepting the Assigned Interest, the Assignee agrees that, for purposes of the Second Amendment Agreement dated as of June 30, 2014 among the Borrower, Actavis and Ultimate Parent, the Administrative Agent, the Lenders parties thereto, including the Assignor, it shall be a Consenting Lender and shall be bound by the terms of such Second Amendment Agreement as if an original signatory thereto.

[1]	For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
[2]	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
[3]	Select as appropriate
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

B-1

1.	Assignor[s]:

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrower: Actavis Capital S.à r.l. (f/k/a Actavis WC Holding S.à r.l.), a private limited liability company (société à responsabilité limitée) incorporated under the Laws of the Grand- Duchy of Luxembourg

4.	Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement: Second Amended and Restated Actavis Revolving Loan Credit and Guaranty Agreement, dated as of June 30, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time; the terms defined therein being used herein as therein defined), among Actavis Capital S.à r.l. (f/k/a Actavis WC Holding S.à r.l.), a private limited liability company (société à responsabilité limitée) incorporated under the Laws of the Grand-Duchy of Luxembourg, Actavis, Inc., a Nevada corporation, Actavis plc, a public limited company incorporated under the laws of Ireland, Warner Chilcott Limited, a Bermuda company, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender

6.	Assigned Interest[s]:

Assignor[s][5]	Assignee[s][6]	Aggregate Amount of Commitment/ Loans for all Lenders[7]	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans[8]
		$	$		%
		$	$		%
		$	$		%

[7.	Trade Date:	][9]

[5]	List each Assignor, as appropriate.
[6]	List each Assignee, as appropriate.
[7]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[8]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[9]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

B-2

[Signature Page Follows]

B-3

Annex B

to the Revolving Credit Amendment Agreement

Effective Date:             , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

[Consented to and][10] Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

[Consented to:][11]

ACTAVIS PLC

By:
Name:
Title:

[10]	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
[11]	To be added only if the consent of Ultimate Parent and/or other parties (e.g. Swing Line Lender, L/C Issuer) is required by the terms of the Credit Agreement.

ANNEX 1

TO ASSIGNMENT AND ASSUMPTION

Second Amended and Restated Actavis Revolving Loan Credit and Guaranty Agreement (the “Credit Agreement”), dated as of June 30, 2014, among Actavis Capital S.à r.l. (f/k/a Actavis WC Holding S.à r.l.), Actavis, Inc., Actavis plc (“Ultimate Parent”), Warner Chilcott Limited, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Ultimate Parent, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Ultimate Parent, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii), (v), and (vii) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements of Ultimate Parent delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has independently and without reliance upon Ultimate Parent, any of its Subsidiaries or Affiliates, the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon Ultimate Parent, any of its Subsidiaries or Affiliates, the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or other electronic transmission (including “.pdf” and “.tif”) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Schedule 1

to the Second Amendment Agreement

Schedule 1

Applicable Percentage of Consenting Lenders and New Lenders

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$70,000,000	9.333333333%
Wells Fargo Bank, N.A.	$70,000,000	9.333333333%
Barclays Bank PLC	$57,500,000	7.666666667%
JPMorgan Chase Bank, N.A.	$57,500,000	7.666666667%
Deutsche Bank AG New York Branch	$55,000,000	7.333333333%
Mizuho Bank (USA)	$55,000,000	7.333333333%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$55,000,000	7.333333333%
DNB Bank ASA, Grand Cayman Branch	$45,000,000	6.000000000%
HSBC Bank USA, N.A.	$45,000,000	6.000000000%
The Royal Bank of Scotland plc	$45,000,000	6.000000000%
U.S. Bank National Association	$45,000,000	6.000000000%
Australia and New Zealand Banking Group Limited	$30,000,000	4.000000000%
Lloyds Bank plc	$30,000,000	4.000000000%
Santander Bank, N.A.*	$30,000,000	4.000000000%
Sumitomo Mitsui Banking Corporation	$30,000,000	4.000000000%
TD Bank, N.A.	$30,000,000	4.000000000%

Total:		100.000000000%

*	Indicates New Lender.

Sch. 1 - 4